AMERICAN AADVANTAGE MILEAGE FUNDS

Supplement to the Prospectus dated March 1, 2001


As of September 7, 2001, the fourth paragraph of the section titled "Principal Strategies" on page 3 is changed to read as follows:

     The Manager currently allocates the Fund's assets among four investment advisers:

          AMR Investment Services, Inc.
          Barrow, Hanley, Mewhinney & Strauss, Inc.
          Brandywine Asset Management, Inc.
          Merrill Lynch Investment Managers, L.P.

     The Fund's equity assets are allocated, generally on an equal basis, among Barrow, Hanley, Mewhinney & Strauss, Inc., Brandywine Asset Management, Inc. and Merrill Lynch Investment Managers, L.P. The Fund's fixed income assets are allocated, generally on an equal basis, among AMR Investment Services, Inc., Barrow, Hanley, Mewhinney & Strauss, Inc. and Brandywine Asset Management, Inc.


As of September 1, 2001, the third paragraph of the section titled "Principal Strategies" on page 10 is changed to read as follows:

     The Manager currently allocates the Fund's assets, generally on an equal basis, among four investment advisers:

          Causeway Capital Management LLC
          Independence Investment LLC ("IIA")
          Lazard Asset Management
          Templeton Investment Counsel, LLC


As of September 1, 2001, the following paragraph is added as the fourth paragraph of the section titled "The Manager" on page 28:

     As noted above, the Manager currently receives a fee of 0.10% of the net assets of the Balanced Fund. The Board of Trustees of the AMR Trust has approved the allocation of a portion of the fixed income assets of the Balanced Fund to the Manager. Pending the approval of Fund shareholders, the Manager will receive an additional fee of 0.15% of the Fund's net fixed income assets under its management.


As of September 1, 2001, the following paragraph is added as the fourth paragraph of the section titled "The Investment Advisers" on page 29:

     CAUSEWAY CAPITAL MANAGEMENT LLC ("Causeway"), 11111 Santa Monica Blvd., Suite 1550, Los Angeles, California 90025, is a professional international and global equity management firm. Causeway was formed in June 2001 from the key international equity management personnel at Merrill Lynch Investment Managers, L.P., the previous investment adviser to the International Equity Fund. Causeway serves as an investment adviser to the International Equity Fund.


As of September 1, 2001, the last sentence of the paragraph describing Merrill Lynch Investment Managers, L.P. on page 29 is changed to read as follows:

     Merrill Lynch serves as an investment adviser to the Balanced, Large Cap Value, and Small Cap Value Funds.




Supplement to the Statement of Additional Information dated March 1, 2001


The list of Trustees and Officers of the Trust and the AMR Trust on pages 7 and 8 is hereby amended to include the following new trustees and footnote:

                              Position with
Name, Age and Address         Each Trust     Principal Occupation During Past 5 Years
Dee J. Kelly, Jr. (41)        Trustee        Partner, Kelly, Hart & Hallman (1985-Present)^; Trustee,
201 Main Street, Suite 2500                  American AAdvantage Funds (2001-Present); Trustee,
Fort Worth, Texas 76102                      American Select Funds (2001-Present).

R. Gerald Turner (55)         Trustee        President, Southern Methodist University (1995-Present);
225 Perkins Admin. Bldg.                     Director, ChemFirst (1986-Present); Director, J.C. Penney
Southern Methodist Univ.                     Company, Inc. (1996-Present); Director, California Federal
Dallas, Texas 75275                          Preferred Capital Corp. (2001-Present); Member, United
                                             Way of Dallas Board of Directors; Member, Salvation Army
                                             of Dallas Board of Directors; Member, Methodist Hospital
                                             Advisory Board; Member, Knight Commission on
                                             Intercollegiate Athletics; Member, National Association of
                                             Independent Colleges and Universities Board of Directors;
                                             Trustee, American AAdvantage Funds (2001-Present);
                                             Trustee, American Select Funds (2001-Present).

^ The law firm of Kelly, Hart & Hallman provides legal services to American Airlines, Inc., an affiliate of the Manager. Mr. Kelly has advised the Trusts that he has had no material involvement in the services provided by Kelly, Hart & Hallman to American Airlines, Inc. and that he has received no material benefit in connection with these services. Kelly, Hart & Hallman does not provide legal services to the Manager or AMR Corporation.


The following sentence is hereby added as the second to last sentence of the first paragraph on page 9.

     Having joined the Board in August 2001, Mr. Kelly and Mr. Turner are not included in the following table.